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                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549

                                  FORM 8-K

               ___________________________________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 18, 1996          Commission file number:  1-6187

                             ALBERTSON'S, INC.
          ______________________________________________________
         (Exact name of Registrant as specified in its Charter)


       Delaware                                   82-0184434
________________________               ________________________________
(State of Incorporation)               (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho               83726
________________________________________________            __________
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      (208) 385-6200
                                                         _______________



TABLE OF CONTENTS
                          ____________________
Item                                                              Page

 7.     Financial Statements and Exhibits                           2







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Item    7.      Financial Statements and Exhibits



Exhibit
No.            Description

4.1            Form of 7 3/4% Debenture due June 15, 2026.




                                 SIGNATURE


          Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         ALBERTSON'S, INC.



Date: June 18, 1996            BY:       A. CRAIG OLSON
                                         ________________________
                                         A. Craig Olson
                                         Senior Vice President, Finance
                                         and Chief Financial Officer


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                             INDEX TO EXHIBITS
                        FILED WITH THE CURRENT REPORT
                       ON FORM 8-K DATED JUNE 18, 1996



Exhibit
No.            Description

4.1            Form of 7 3/4% Debenture due June 15, 2026.